UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  April 13, 2010

BIOSPHERE MEDICAL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-23678	04-3216867
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1050 Hingham Street Rockland, Massachusetts	02370
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (781) 681-7900

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 22, 2010, BioSphere Medical, Inc. (the “Company”) filed a Current Report on Form 8-K to report that Williard Hennemann, Ph.D., then Vice President of New Product and Business Development, and Joel Weinstein, then Vice President of Global Marketing and Sales, were stepping down from their positions and would cease to be employed by the Company effective March 31, 2010 (the “Effective Date”).  On April 13, 2010, and effective as of the Effective Date, the Company entered into amendments (the “Amendments”) to its offer letter agreements with each of Dr. Hennemann and Mr. Weinstein (each individually, an “Employee” and together, the “Employees”), pursuant to which, commencing on the Effective Date and continuing until August 31, 2010 (the “Transition Period”), each Employee will be employed by the Company in a non-executive officer capacity to perform specified services necessary to ensure the orderly transition of his duties.  The Amendments contain, among other things, the following terms and conditions:

•                  as of the Effective Date, each Employee will no longer serve as an executive officer of the Company;

•                  each Employee will continue to receive his current base salary and benefits during the Transition Period; and

•                  except as specifically provided in the Amendment, in the event that either Employee (i) remains employed by the Company through the Transition Period or (ii) is terminated by the Company other than for cause prior to the end of the Transition Period, then such Employee will be entitled to a severance payment equal to one month of current base salary, provided that such Employee signs a binding and enforceable customary release of claims.

The description of the terms and conditions of the Amendments set forth herein does not purport to be complete and is qualified in its entirety to the full text of the Amendments attached hereto as Exhibits 10.1 and 10.2 and incorporated herein by reference.

All other terms of the offer letter agreements will remain in effect during and after the Transition Period.  The offer letter agreements as previously amended have been filed with the SEC as Exhibits 10.47, 10.48, 10.49 and 10.50 to the Company’s Annual Report on Form 10-K, and are incorporated herein by reference.

Item 9.01.              Financial Statements and Exhibits.

(d)  Exhibits

The exhibits listed in the accompanying Exhibit Index are filed as part of this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 15, 2010	BIOSPHERE MEDICAL, INC.

	By:	/s/ Martin J. Joyce
Martin J. Joyce
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amendment to Offer Letter, dated April 13, 2010, between Willard W. Hennemann, Ph.D. and BioSphere Medical, Inc.

10.2	Amendment to Offer Letter, dated April 13, 2010, between Joel Weinstein and BioSphere Medical, Inc.